OPPENHEIMER SMALL CAP VALUE FUND

Supplement dated April 27, 2001 to the

Statement of Additional Information dated February 9, 2001, revised March 1, 2001

        The Statement of Additional Information is hereby amended as follows:

The sub-section captioned “Portfolio Turnover” under “About the Fund – Additional Information about the Fund’s Investment Policies and Risks - The Fund’s Investment Policies” is replaced with the following:

        |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year. The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and, accordingly, may experience increased portfolio turnover. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

April 27, 2001 PXO251.013